                                  EXHIBIT 99.1


FOR IMMEDIATE RELEASE:                       CONTACT:    Robert K. Chapman
February 23, 2007                                        United Bancorp, Inc.
                                                         734-214-3801

                              UNITED BANCORP, INC.
                      ANNOUNCES REVISION OF FOURTH QUARTER
                           AND FULL YEAR 2006 EARNINGS

TECUMSEH, MI -- United Bancorp, Inc. (OTCBB: UBMI) today issued an adjustment to its fourth quarter and full year 2006 earnings release dated January 16, 2007. The adjustment relates to the Company's recognition of the potential impairment of a large loan and the Company's corresponding increase in the amount of its Allowance for Loan Losses (ALL) at December 31, 2006 to take into account the potential impairment of the loan.

During the ongoing finalization of its financial statements and preparation of its 10-K for the year ended December 31, 2006 and subsequent to the January 16, 2007 press release, the Company determined that the level of impairment of loans to one commercial loan customer was understated in its analysis at the end of the calendar year. As a consequence, Management determined that an additional provision of $450,000 to the Company's ALL in the fourth quarter of 2006 was warranted.

This change affects the Company's unaudited financial statements for the three month and one year periods ended December 31, 2006. Net income for the fourth quarter and year ended December 31, 2006 was reduced by $268,124, or a $.10 decrease to the previously-reported basic and diluted earnings per share. As a result of this adjustment, the Company's revised net income was $2,197,106 for the fourth quarter of 2006 and $8,971,526 for the year ended December 31, 2006. For the fourth quarter 2006, basic and diluted earnings per share were $.83, while for the full year 2006, basic and diluted earnings per share were $3.38.

These changes will be reflected in United Bancorp, Inc.'s 10-K for the year ended December 31, 2006, which will be filed on or before March 16, 2007. We have set forth below the Company's consolidated financial highlights - unaudited, consolidated balance sheets (unaudited), and consolidated statements of income (unaudited) for the fourth quarter and full year 2006. This data replaces the consolidated financial highlights - unaudited, consolidated balance sheets, and consolidated statements of income (unaudited), contained in United Bancorp, Inc.'s previous earnings release of January 16, 2007.

About United Bancorp, Inc.
United Bancorp, Inc. is an independent financial holding company that is the parent company for United Bank & Trust and United Bank & Trust -- Washtenaw. The subsidiary banks operate seventeen banking offices in Lenawee, Washtenaw and Monroe counties, and United Bank & Trust maintains an active wealth management group that serves the Company's market area. For more information, visit the company's website at www.ubat.com.

               UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS FOLLOW.

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Safe Harbor Statement
This news release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21 B of the Securities Act of 1934, as amended, which are intended to be safe harbors created thereby. Those statements are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and about the Company itself. Words such as "anticipate," "believe," "determine," "estimate," "expect," "forecast," "intend," "is likely," "plan," "project," "opinion," variations of such terms, and similar expressions are intended to identify such forward-looking statements. The presentations and discussions of the provision and allowance for loan losses presented in this report are inherently forward-looking statements in that they involve judgments and statements of belief as to the outcome of future events.

These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. These risks, uncertainties and assumptions are included in the Company's filings with the SEC, including Item 1A of its Form 10K. Actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Internal and external factors that may cause such a difference include changes in economic conditions in the market area the Company conducts business which could materially impact credit quality trends, interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of pending and future litigation and contingencies; trends in customer behavior and customer ability to repay loans; software failure, errors or miscalculations; and the vicissitudes of the national economy. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events, or otherwise.

                                       ###

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                                           UNITED BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (UNAUDITED)
in thousands of dollars except per share data

                                                                                                     December 31,  December 31,
                                                                                                         2006          2005
                                                                                                     ------------  ------------
ASSETS
Cash and demand balances in other banks .......................                                       $  17,606     $  20,416
Federal funds sold ............................................                                           3,770          --
                                                                                                      ---------     ---------
Total cash and cash equivalents ...............................                                          21,376        20,416

Securities available for sale .................................                                          95,811       103,432

Loans held for sale ...........................................                                           5,772         1,060
Portfolio loans ...............................................                                         595,991       557,052
                                                                                                      ---------     ---------
Total loans ...................................................                                         601,763       558,112
    Less allowance for loan losses ............................                                           7,849         6,361
                                                                                                      ---------     ---------
Net loans .....................................................                                         593,914       551,751
Premises and equipment, net ...................................                                          13,215        12,998
Goodwill ......................................................                                           3,469         3,469
Bank owned life insurance .....................................                                          11,499        11,091
Accrued interest receivable and other assets ..................                                          11,705        10,621
                                                                                                      ---------     ---------
TOTAL ASSETS ..................................................                                       $ 750,989     $ 713,779
                                                                                                      =========     =========

LIABILITIES
Total deposits ................................................                                         628,002       590,652
Short term borrowings .........................................                                              77         6,376
FHLB Advances outstanding .....................................                                          40,945        42,228
Accrued interest payable and other liabilities ................                                           7,429         6,901
                                                                                                      ---------     ---------
TOTAL LIABILITIES .............................................                                         676,453       646,157
                                                                                                      ---------     ---------

SHAREHOLDERS' EQUITY
Common stock and paid in capital, no par value;
5,000,000 shares authorized; 2,623,716 and 2,493,238
shares issued and outstanding, respectively ...................                                          71,075        63,186
Retained earnings .............................................                                           3,393         4,705
Accumulated other comprehensive income (loss), net of tax .....                                              68          (269)
                                                                                                      ---------     ---------
TOTAL SHAREHOLDERS' EQUITY ....................................                                          74,536        67,622
                                                                                                      ---------     ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ....................                                       $ 750,989     $ 713,779
                                                                                                      =========     =========
Book value per share of common stock ..........................                                       $   28.41     $   25.83
  (Per share values restated to reflect 2006 stock dividend)


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                                           UNITED BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
DECEMBER 31, 2006

                                                                        Quarter to Date                      Year to Date
                                                                 ------------------------------      ------------------------------
                                                                 December 31,      December 31,      December 31,       December 31,
INTEREST INCOME                                                      2006              2005              2006               2005
                                                                 ------------      ------------      ------------      ------------
Interest and fees on loans
  Taxable                                                        $ 11,248,028      $  9,588,571      $ 42,771,348      $ 35,085,253
  Tax exempt                                                           31,084            34,802           129,101           139,634
Interest on securities
  Taxable                                                             646,062           507,959         2,392,039         2,032,414
  Tax exempt                                                          380,434           358,759         1,404,596         1,198,681
Interest on federal funds sold                                         67,903            77,102           358,649           193,025
                                                                 ------------      ------------      ------------      ------------
Total interest income                                              12,373,511        10,567,193        47,055,733        38,649,007

INTEREST EXPENSE
Interest on certificates of
  deposit of $100,000 or more                                       1,208,060           631,657         4,186,583         2,029,600
Interest on other deposits                                          3,248,254         2,446,063        11,703,706         8,255,076
Interest on short term borrowings                                      14,130            15,087            61,570            73,912
Interest on other borrowings                                          479,634           490,496         1,850,288         1,927,351
                                                                 ------------      ------------      ------------      ------------
Total interest expense                                              4,950,078         3,583,303        17,802,147        12,285,939
                                                                 ------------      ------------      ------------      ------------
NET INTEREST INCOME                                                 7,423,433         6,983,890        29,253,586        26,363,068
Provision for loan losses                                             921,327           377,700         2,122,999         1,331,594
                                                                 ------------      ------------      ------------      ------------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                                         6,502,106         6,606,190        27,130,587        25,031,474
                                                                 ------------      ------------      ------------      ------------

NONINTEREST INCOME
  Service charges on deposit accounts                                 881,704           807,158         3,364,364         3,017,445
  Trust & Investment fee income                                       947,790           945,754         3,769,233         3,873,625
  Gains (losses) on securities transactions                            13,807              --              12,073              (443)
  Loan sales and servicing                                            276,484           309,732           905,716         1,214,859
  ATM, debit and credit card fee income                               495,956           435,011         1,905,160         1,676,563
  Sales of nondeposit investment products                             206,303           180,743           992,702           797,503
  Income from bank-owned life insurance                               105,595           100,695           407,692           397,600
  Other income                                                        182,843           181,602           817,931           691,282
                                                                 ------------      ------------      ------------      ------------
    Total noninterest income                                        3,110,482         2,960,695        12,174,871        11,668,434

NONINTEREST EXPENSE
Salaries and employee benefits                                      3,540,571         3,570,172        15,037,698        14,662,572
Occupancy and equipment expense                                     1,064,327           930,993         4,344,320         4,073,641
External data processing                                              475,556           359,469         1,536,559         1,283,314
Advertising and marketing                                             243,313           302,586         1,062,663         1,105,953
Other expense                                                       1,274,132         1,196,699         4,932,764         4,070,039
                                                                 ------------      ------------      ------------      ------------
Total noninterest expense                                           6,597,899         6,359,919        26,914,004        25,195,519
                                                                 ------------      ------------      ------------      ------------
INCOME BEFORE FEDERAL INCOME TAX                                    3,014,689         3,206,966        12,391,454        11,504,389
Federal income tax                                                    817,583           888,316         3,419,928         3,180,653
                                                                 ------------      ------------      ------------      ------------
NET INCOME                                                       $  2,197,106      $  2,318,650      $  8,971,526      $  8,323,736
                                                                 ============      ============      ============      ============
Basic earnings per share                                         $       0.83      $       0.88      $       3.38      $       3.15
Diluted earnings per share                                       $       0.83      $       0.88      $       3.38      $       3.13
 (Earnings per share restated to reflect
   2006 stock dividend)
Return on average assets (annualized)                                    1.18%             1.30%             1.23%             1.21%
Return on average equity (annualized)                                   11.85%            13.77%            12.62%            12.75%